Tax-Free Instruments Trust

A Portfolio of Money Market Obligations Trust

Investment Shares
Institutional Service Shares

Supplement to Prospectus dated May 31, 2007
A special meeting of the shareholders of Tax-Free Instruments Trust (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 22, 2008 for the following purposes:

1.	To approve a new investment advisory contract between Passport Research, Ltd. (as the newinvestment adviser of the Fund), and the Trust, on behalf of the Fund; and

2.	To transact such other business as may properly come before the meeting or any adjournmentthereof.

If shareholders of the Fund approve the new investment advisory contract between Passport Research, Ltd. (“Passport”), and the Trust, on behalf of the Fund, at the July 22, 2008 special meeting, the new investment advisory contract will be entered into and become effective on July 31, 2008.  Until the new investment advisory contract is approved by shareholders, entered into and becomes effective, Federated Investment Management Company (“FIMCO”) will remain the investment adviser to the Fund.  FIMCO is organized as a Delaware statutory trust and is a wholly-owned subsidiary of Federated Investors, Inc.  Passport is organized as a Pennsylvania limited partnership.  FIMCO is the general partner of Passport and owns a 50.5% general partner interest in Passport.  Edward D. Jones & Co., L.P. ("Edward Jones"), is the limited partner of Passport and owns a 49.5% limited partner interest in Passport.  Edward Jones is a broker-dealer that is organized as a Missouri limited partnership.  The management fees, shareholder services fees, administration fees, recordkeeping fees or other fees or expenses payable by the Fund, or its shareholders, will not change as a result of the new investment advisory contract with Passport.  Since FIMCO is the general partner of Passport, it also is expected that the same personnel of FIMCO that are involved in managing the Fund prior to July 31, 2008 will continue under Passport to manage the Fund if the new investment advisory contract is approved by shareholders.  The address of FIMCO and Passport is the same:  Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Shareholders of the Fund, as of May 27, 2008, will be receiving in the mail a Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed change.

May 23, 2008

Tax-Free Instruments Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 60934N195
Cusip 60934N187

38514 (05/08)